Exhibit 10.11(b)
Agreement No. SG021306.S.007
AT&T Services, Inc.
AT&T Order Management Center (OMC)
Contract
January 1, 2009
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	1
CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Agreement No. SG021306.S.007
1.0 Introduction
1.1 General Agreements
     1.1.1 This Contract between AT&T Services, Inc. (“AT&T”) and Synchronoss Technologies, Inc. (“STI”) (“Contract”) is governed by the Master Services Agreement No. SG021306 (“MSA”) dated September 1, 2005. The parties agree that the AT&T Online Order Management Center (OMC) Contract, dated September 1, 2005 is terminated as of the Effective Date, provided, any rights that accrued thereunder or under the Cingular eCommerce Statement of Work dated July 16, 2003 and the “Appendix A: AWX Order Management Center (OMC) Contract”, dated July, 2003 as amended prior to the Effective Date shall survive termination. In the event of a conflict between this Contract and the MSA, the terms of the Contract will govern. Contract modifications need to be in writing, as well as mutually agreed upon by both parties in accordance with the Change Control process documented in the MSA. This Contract shall be effective as of January 1, 2009 (the “Effective Date”).
1.2 Definitions
“Channel” means a unique point of sale or containing unique services and/or transactions and in either case requires an incremental dedicated infrastructure or environment. The need for such incremental dedicated infrastructure or environment must be approved by AT&T. ***. For example, the addition of a new Transaction type, which may require software development, within an existing Channel does not constitute a new channel.
“Transaction” means a unique request received through the Order Gateway.
“ASP Solution” means the STI managed application services provider solution, which consists, among other things, of the Order Gateway, Workflow Manager, Reporting Platform and IVR. The ASP Solution is hosted by STI.
“Manual Processing” means processing of a Transaction that requires human intervention by STI including; taking inbound calls and/or placing outbound calls, and using individuals to manage and pursue to resolution issues related to Transactions.
1.3 Overview Program Scope
The scope of this Contract is to define the work activities, transaction pricing, forecasting process, service level agreements and remedies associated with the Services (defined below) performed by STI for AT&T’s eCommerce organizations (“AT&T eCommerce”).
STI’s shall provide its ASP Solution to streamline the back office management process relating to the sale of wireless and wireline telecommunications services by AT&T eCommerce, improve cycle times for such sales, reduce the transaction cost per subscriber and create an exceptional customer experience. STI’s ASP Solution will enable STI to manage AT&T eCommerce’s business objectives. STI shall provide the following services (“Services”) under this Contract:
•	The process, tools and organizations that support AT&T eCommerce transaction management. Transaction management includes, but is not limited to:
▪	automated Transactions through the Order Gateway

▪	Manual Processing
•	Operational metrics and executive reporting.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	2
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Agreement No. SG021306.S.007
•	The configuration management, hosting and Tier 1-3 support of the Order Gateway (defined and described in Section 4.1 below), Workflow Manager (defined and described in Section 4.2 below), Reporting Platform (defined and described in Section 4.3 below), Integrated IVR Solution (defined and described in Section 4.4 below), and Email Manager (STI’s system for tracking and responding to emails).

•	IT Professional Services (defined and described in Section 9.3 below).
2.0 Service Term
The term of this Contract is three (3) years from the Effective Date (the “Initial Term”). AT&T shall have the right to renew this Contract for *** additional one (1) year terms by providing written notice to STI at least *** prior to the end of such Initial Term or such renewal term.
3.0 OMC - ASP Program
STI shall establish and manage scalable, reliable and flexible Order Management Center (“OMC”) for operations. STI shall focus on meeting service level agreements (“SLAs”) for sales transaction processing, inbound call handling and customer contacts for AT&T eCommerce. STI shall adhere to all of AT&T eCommerce’s business processes and security standards in performing its OMC Services to ensure a seamless AT&T branded customer experience. STI shall support business from AT&T eCommerce consumer and business customers.
3.1 Transaction Processing
The primary source of Transaction volumes will be generated from AT&T eCommerce front-end clients (e.g., eCommerce (wireless and wireline) and eCommerce Premier). STI shall utilize the STI OMC to strive to consistently deliver at or above the SLA commitments. The STI OMC operating hours will be flexible to support the overall AT&T eCommerce objectives. The OMC will operate seven days a week and will support the hours of operation required by AT&T eCommerce, including 7x24 OMC support.
3.2 Order Management Center Work Flow
STI shall strive to consistently meet a *** cycle time from “click (order) to call” for the Transactions types identified herein, in accordance with AT&T’s requirements. In order to accomplish this, STI will strive to streamline the process by reducing the number of manual handoffs in the current process. In addition, STI’s OMC agents will manage all inbound and outbound customer contacts associated with AT&T eCommerce Transactions. The OMC will leverage STI’s integrated suite of the products described in Section 4.0 of this Contract to meet and exceed SLA objectives.
4.0 STI OMC
4.1 Order Gateway
STI shallprovide AT&T with an order gateway (“Order Gateway”). The Order Gateway is the transaction hub-and-spoke operation supporting all AT&T transactions. The Order Gateway interfaces with front-end web clients, validation services, as well as back-end systems of record for flow through automated processing. The Order Gateway provides a single platform for fulfilling multiple transactions across all technologies.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	3
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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4.2 Workflow Manager
The “Workflow Manager” is a web-based workflow tool for both business and consumer AT&T eCommerce Transactions. This Workflow Manager is used to track fully automated transactions and manage transaction fallout. STI utilizes the Workflow Manager to provide one unified platform for managing all AT&T eCommerce Transactions. The key benefits are:
•	A unified workflow and platform across all transactions

•	Provide visibility to online transactions in a single platform bringing together multiple back office systems into a common workflow management tool
     4.3 Reporting Platform
STI shallprovide AT&T eCommerce with operational metrics and visibility to all transactions flowing through the Order Gateway and Workflow Manager. STI will use the Reporting Platform to provide data and metrics on a historical, daily and in real-time basis. The Reporting Platform provides complete visibility for each step of the AT&T eCommerce transaction management process. The following reporting tools are components of the Reporting Platform and will be enhanced and managed by STI throughout the term of this OMC Contract:
•	Real-Time Reporting (RTR) portal will provide visibility and fallout statistics as transactions flow through the gateway and change status throughout the transaction lifeccyle process.

•	Mobile reports that allow AT&T key business users to receive critical data on their online transactions right to their Blackberry or data device.

•	Daily Operational Reports will provide analysis and trends for all data and voice transactions
STI shall provide the following KPIs to AT&T on a daily, weekly, monthly and quarterly basis:
a)	Total orders processed via the OMC

b)	Total orders processed through Order Gateway, fallout error queue, etc

c)	Total order received and total orders entered by the order center cut off time

d)	Total orders entered and not fulfilled by the OMC

e)	Total orders activated, shipped and cancelled

f)	Total orders in queue to be processed at the OMC (real-time)

g)	Real-time order status tracking throughout the life cycle of an order. Identify order process flow constraints

h)	Number of Transactions Received by Order Gateway
•	This report shows the total number of orders received by the Order Gateway trended over time intervals.
i)	Number of Transactions Processed by Order Type, Order Center, and Service Representative
•	As the Order Gateway receives orders, they will be directed to various Order Centers. This report shows the total number of Orders processed by Order Center, Order Type, and Service Representative trended over time intervals.
j)	Number of Failed Transactions
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	4

Agreement No. SG021306.S.007
•	This report will show the total number of failed Transactions along with the corresponding reason code at any given time.
k)	Number of Orders by Queue
•	As the Order Gateway receives orders, they will be put in queues for processing. This report shows the total number of orders, in the Queue, at any given time.
l)	Time Spent by Orders in Queue
•	This report shows the shortest time, longest time, and the average time spent by orders in queues trended over time intervals.
Additional reports will be deployed during the term of this Contract after formal requirements are developed and mutually agreed to by both parties.
4.4 Integrated IVR Solution
STI will provide AT&T with a voice and/or DTMF enabled IVR that meets or exceeds AT&T’s requirements. The IVR will provide AT&T with call queueing capabilities, inbound call load balancing, customer self service and reporting capabilities. The IVR is a key product in managing customer contacts and managing the call to order ratio for the OMC. The IVR will be developed and managed by STI.
5.0 Order Gateway and Order Manager Hosting
STI shall use the Order Gateway and Workflow Manager to provide AT&T with a standard environment for the two initial AT&T eCommerce Channels interfacing with the Order Gateway. In addition to hosting the application, STI will provide Tier 1 –3 support for this environment including;
Tier 1 - NOC
Synchronoss’ Network Operations Center (NOC) provides first level support for all system related issues. The NOC monitors all Synchronoss systems 24x7 utilizing an array of network an application management tools. The NOC also provides first line support for all end user questions and application account management requests.
Tier 2 - MDF
The Synchronoss Managed Data Center Facility (MDF) team consists of DBA’s, UNIX Sys Admins and Network engineers that provide second level support for all system-related issues. The MDF team works directly with the NOC to respond to any system generated alerts or end user reports of system issues or anomalies. The MDF team will address any issues related to system performance, hardware failures, OS and DBMS tuning and system configuration.
The MDF team will also work with our customers to define and configure system integration points like VPN, shared security keys etc.
Tier 3 - Application Support / R&D
The Synchronoss Application Support and R&D team works directly with the NOC and MDF teams to address any issues related to application performance or functionality that require development support. This team will participate in troubleshooting efforts that may point to code related or system integration issues and will develop any software patches/fixes required to address systems issues.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	5

Agreement No. SG021306.S.007
5.1 Hosting Requirements
STI will provide and maintain all facilities, including: physical premises, server(s), database server(s), firewall(s), Internet connectivity and any other facilities required to support the Order Gateway and Order Manager.
STI will provide to AT&T a list of all hardware, software and equipment located at STI’s premise as of the Effective Date and annually thereafter that will be used to perform the Services required under this Contract. STI shall provide sufficient hardware, software and equipment to ensure ***% availability of the Services.
5.2.A Secure Environment
The premises, hardware, and application will be accessible only to authorized personnel. ***
5.2 Access Security
STI shall adhere to all AT&T access control requirements as defined in Section 4.1 Access of the MSA. STI utilizes a combination of access control ***.
5.3 Security and Privacy
In the event STI receives AT&T Data, including AT&T Customer Information, (as defined in the MSA), STI shall not use such AT&T Data for any purpose other than the fulfillment of STI’s obligations of this Contract. STI shall not provide such AT&T Data to any third-party (other than STI’s contractors who have a need to know such information in connection with performing Services on STI’s behalf hereunder and have agreed in writing to keep such AT&T Data confidential and abide by the other obligations applicable to STI hereunder, in which case STI represents and warrants that it assumes all OMC Contract obligations on behalf of its contractors) for any reason, unless specifically authorized in writing by AT&T; provided, however, if STI is required to produce such AT&T Data to comply with any legal, regulatory or law enforcement requirement or law enforcement investigations, STI may do so after providing AT&T i) prior written notice of its intent to produce the AT&T Data and ii) an opportunity to seek a protective order or similar mechanism to prevent disclosure as AT&T deems necessary. STI shall comply with the AT&T security or privacy requirements in effect at any time during the term of this Contract; provided such requirements are provided to STI. The current AT&T security or privacy requirements are set forth in Section 4.5 of the MSA, “AT&T Supplier Information Security Requirements (SISR)” and Appendix O - Security Attachment (SISR) of the MSA. In the event such requirements are modified, AT&T shall provide such modifications to STI in writing. Such requirements include, but are not limited to, compliance with AT&T’s privacy policy, including the restrictions on the use of cookies and web beacons, requirements to encrypt customer information in a certain manner and requirements to store customer and other AT&T information in a certain manner. At a minimum, STI will undertake the following measures to ensure the security of all AT&T Data and other AT&T information:
○	***

○	***

○	***

○	***
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	6
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Agreement No. SG021306.S.007
○	***

○	***

○	***

○	***
5.4 Environmental Standards
STI represents and warrants that any hardware required to perform the Services under this Contract will be protected from damage by:
○	***

○	***
In the event of a loss of commercial power, the facility is connected to *** capable of supporting the STI Managed Data Facility located in *** (“MDF”) for no less than ***.
5.5 Monitoring
The following monitoring tools and practices will be provided by STI.
a)	***

b)	***

c)	***

d)	***
The production system will reside in the STI MDF. The MDF is equipped with ***.
5.6 Backups
STI shall automatically backup Data and applications ***. STI shall provide a real-time mechanism to ensure the safety and integrity of Order Gateway data. On the ***. The backup is an automated process. Additionally, the backup from *** is stored ***. ***.
6.0 Disaster Recovery (DR)
STI shall provide a disaster recovery solution for the all Services required under this Contract that enables rapid restoration of all functions of the system in event of a long-term service disruption to the STI MDF. This section provides an overview of the infrastructure required to support the disaster recovery solution as well as the service levels associated with the solution.
     6.1 DR Solution Overiew
STI shall leverage its *** to provide a highly available system that will restore STI’s ASP Solution to full service within *** of a total service outage
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Confidential Treatment Requested	7
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Agreement No. SG021306.S.007
in its *** facility. STI will place the current *** in the *** facility as the core component of this solution. This environment will be augmented to provide sufficient server hardware and software to be a functional equivalent to the current production environment in terms of handling order volume and user load. The *** will contain a full compliment of network infrastructure including firewalls, load balancers and high-speed switches to ensure all network connectivity is equivalent to production as well.
A *** will be implemented to ensure that a full copy of the production database is maintained in the *** at all times. In the event of a total service disruption in the *** facility, the *** will be reconfigured to access the production database and provide the production instance of the STI ASP Solution.
6.2 DR Service Levels
STI shall meet or exceed the following DR solution service levels:
•	Service restoration time: ***

•	System performance level: equal to production in terms of user and order volume

•	System SLA’s: same as for production (Attachment B). System will conform to the requirements of Section 5.0 of this document
NOTE: This solution will rely on the existing dedicated, private circuit (e.g. friends net connection) between STI’s Bridgewater, NJ office and AT&T’s designated facilities.
•	DR test will be performed *** times *** at a mutually agreed to time by both parties.
7.0 Manual Processing
7.1	For each of the *** Channels initially governed under this Contract *** and ***, AT&T or its designated third party, at its sole discretion, may elect to perform Manual Processing for up to **% (the “Initial Manual Processing Percentage”) of the Manual Processing for Transactions processed through the Order Gateway for such Channel during a ***. In the event AT&T wants to make such election prior to the Effective Date, AT&T shall notify STI in writing on or before the date this Contract is executed, by the later of AT&T and STI, the actual percentage of Manual Processing it intends to assume. In the event AT&T wants to make such election after the Effective Date, AT&T shall notify STI via the forecasting process identified in Attachments A-1 and A-2 the actual percentage of Manual Processing it intends to assume. In the event AT&T elects for AT&T or such third party to provide such Manual Processing for such Channel, STI will provide AT&T, or third party employees and contractors who will be performing such Manual Processing access to the ASP Solution and related STI system(s) access solely to perform such Manual Processing for such Channel *** after AT&T notifies STI; provided, however, if AT&T makes such election on or before the date this Contract is executed by the later of AT&T or STI, STI will provide such access on *** after the date this Contract is executed by the later of AT&T and STI. In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related STI system(s) shall agree in writing to comply with STI’s information security requirements. In the event AT&T makes such
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
election, STI will work with AT&T to ensure that the agreed upon allocations for such Channel(s) are implemented per this Contract.
In the event AT&T makes such election and exceeds the percentage of Manual Processing set forth above in any ***, STI will not penalize AT&T for any such overage and, in such case, the parties will promptly upon determining such overage, meet and negotiate in good faith a process to move toward the then applicable percentage of Manual Processing AT&T should be handling pursuant to the terms of this OMC Contract.
7.2	In the event that STI fails to achieve (i) the same Manual Processing SLA (as defined below) for any Channel in any *** or ***, or (ii) two (2) or more Manual Processing SLA’s for a Channel in any *** or ***, AT&T may elect to have AT&T or its designated third party perform Manual Processing for such Channel for more than the Initial Manual Processing Percentage (up to ***%) of the Transactions processed through the ASP Solution. For purposes of this Agreement, Manual Processing SLA for each Channel shall have the meaning ascribed to such term in the SLA Attachment B specific to such Channel.
7.3	In the event that AT&T elects to perform the Manual Processing itself or through a third party for a Channel in excess of the Initial Manual Processing Percentage and STI does not have the appropriate skill sets or such bid is at a lower cost than STI, STI shall have the opportunity to review the bid (subject to any non-disclosure issues) and determine if STI meets the same cost and/or skill set requirements as such bid. Promptly after receiving such bid, AT&T shall provide STI with the necessary information relating to such bid (including pricing and resources) for STI to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party. STI shall take information provided by AT&T at face value in connection with such determination. In connection with such mutual evaluation, the parties shall determine whether such bid and STI’s current resources for such Channel:
     (a) Are for substantially similar Manual Processing services (E.g. ***) as provided hereunder
     (b) Have substantially similar productivity or occupancy (e.g., ***) as provided hereunder
     (c) Have substantially similar training costs (E.g., ***)
     (d) Include substantially similar scope of services and including associated cost components (e.g. ***
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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     (e) Have substantially similar material contractual terms and conditions (E.g. ***) provided hereunder
Within *** (“Evaluation Period”) of receiving the necessary information from AT&T, STI shall provide written notice to AT&T whether it will (i) perform Manual Processing for such Channel on the same terms as set forth in such bid immediately upon completion of such evaluation within Evaluation Period, (ii) allow AT&T or such third party to assume such Manual Processing for such Channel as provided in such bid, or (iii) escalate to its respective executives in accordance with the provision below. In the event that STI does not provide written notice to AT&T within such ***, STI will be required to immediately perform such Manual Processing for such Channel on the same terms as set forth in such bid.
In the event that STI and AT&T do not agree on the results of such evaluation, the President of STI and an Officer of the respective division of AT&T shall meet to resolve such dispute within *** of the conclusion of the Evaluation Period. In the event that such executives cannot resolve such dispute, STI shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Manual Processing for such Channel as provided in Section 7.1 above.
7.4	In the event that AT&T is entitled to increase the amount of its Manual Processing in accordance with Section 7.2 or 7.3 above, the parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider to complete such transition within *** of the Evaluation Period unless mutually agree to a longer or shorter period. AT&T will be responsible for formally communicating to STI the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Manual Processing. STI will then work with AT&T to implement the identified allocation percentage in ***. (e.g., ***). STI shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, STI shall provide such reasonable professional services at STI’s rates provided herein. Any transition to AT&T or third party of Manual Processing in accordance with Section 7.2 or 7.3 above shall have no effect on the Technology Fees or Hosting Fee provided below.
8. Hosting
In the event that STI fails to achieve (i) the same Hosting SLA (as defined below) for any Channel in any (a) *** or (b) *** or (ii) *** Hosting SLA’s for any Channel in any (a) *** or (b) ***, AT&T may elect to provide the hosting services (at its sole cost) required to be provided by STI in accordance with Section 5.1 above for such Channel, and in the event AT&T provides such hosting services for such Channel, AT&T shall no longer be required to pay any Hosting Fee (as provided in Section 9.2 below) for such Channel thereafter. For purposes of this
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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Agreement, Hosting SLA for each Channel shall have the meaning ascribed to such term in the SLA Attachment B specific to such Channel.
9. Pricing
9.1	Technology Fee

On or about the ***, STI shall provide AT&T with its calculation of the number of Transactions processed by STI through the Order Gateway during the *** immediately preceding such *** (the “*** Actual Transactions”), and the Technology Fee due for such *** in accordance with Table 9.1 below. For avoidance of doubt the Technology Fee covers the ***, ***. For each such ***, the *** Technology Fee shall be equal to the product of ***. The Technology Fee covers all costs related to the maintenance and support of STI’s systems to support the ASP Solution.
Table 9.1 Technology Fee

Band	Annual Transactions	Technology Fee ***
1	***	***
2	***	***
3	***	***
4	***	***
5	***	***
6	***	***
7	***	***
8	***	***
9	***	***
10	***	***
11	***	***
12	***	***
13	***	***
14	***	***
15	***	***
16	***	***
17	***	***
18	***	***
19	***	***

*Note: Band 19 Technology Fee is calculated by ***. This resulting sum ***. For example ***.

Initially, the calculation of the ***Actual Transactions shall be based on the initial *** Channels ***). In the event that additional Channels are added by the Parties, for the first year of such
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representatives, and Supplier except under written agreement by the contracting Parties.

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Channel, the number of Transactions with respect to such Channel shall be *** in calculating the *** Actual Transactions. For example, ***. For example, ***. Commencing in the second year, Transactions for such Channel shall be calculated in the same manner as other Channels, ***.
9.2	Hosting Fee
For each Channel, AT&T shall pay STI an annual hosting fee of ***. In the event that AT&T requests that STI increase its capacity by greater than *** its forecasted capacity for STI to process Transactions over the next ***, then the Parties will work together through the Change Control process documented in the MSA with respect to the increased equipment or infrastructure required for STI to acquire to increase such capacity and to mutually determine if any additional fees are applicable. Any such increase in transaction estimates provided by AT&T will follow the existing Technology Fees set forth in Table 9.1 above without incremental cost to AT&T.
9.3	IT Professional Services Fee
In each year of the Initial Term, AT&T shall pay to STI *** for *** of IT professional services annually to be performed by STI at AT&T’s sole discretion and direction, payable in equal monthly installments. STI agrees that projects will be scoped in a manner consistent with professional industry practices, and that projects with equivalent scope will be priced comparably. STI shall provide detailed documentation of proposed and actual utilization of hours as agreed by the parties. In the event, AT&T requests that STI provide more than *** of IT professional services in any year, STI shall charge AT&T a fee of *** for such IT professional services; provided, however, in the event that in any prior year, STI did not provide at least *** of IT professional services, AT&T shall be able to utilize such unused hours in later years for any IT professional services during the Initial Term prior to STI charging AT&T for any hours in excess of *** of IT professional services for such year; provided in no event shall AT&T be entitled to use any such hours ***. In the event that AT&T exercises its right to renew the Contract for additional one (1) year terms, AT&T shall notify STI at least *** prior to the end of the Initial Term or such renewal term whether it wishes to renew its commitment of IT professional services of ***. In the event that AT&T does not exercise such option, the parties shall work together to negotiate in good faith new rates for such IT professional services, which rate shall not exceed ***. In no event shall STI use any third party located outside the United States for any IT professional services without AT&T’s prior written consent.
Travel and living expenses (e.g.: airfare, hotel, car, meal, phone) associated with IT professional services will be pre-approved per AT&T travel policy as documented in the MSA and billed back to AT&T at cost. These amounts will be in addition to the annual IT professional services commitment set forth above.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Notwithstanding anything to the contrary, AT&T shall provide STI with the opportunity to provide at least one (1) release annually dedicated to performance refactoring and scalability enhancements. Such release(s) shall be at no cost to AT&T and shall not be part of the annual IT professional services commitment referenced above or constitute a remedy for STI’s failure to miss an SLA.
10.0 Related Documents
1. Attachment A-1 - AT&T *** Pricing
2. Attachment A-2 - AT&T *** Pricing
3. Attachment B-1 - AT&T *** SLA and Remedies
4. Attachment B-2 – *** SLA and Remedies
11.0 Additional Channels
AT&T may add additional Channels (which may be outside of AT&T eCommerce) to this Contract at the same terms and conditions, except that AT&T may perform up to ***% of the Manual Processing for additional Channels and in the event a new Channel requires material changes to the STI systems architecture and costs significantly less than or greater than the systems architecture that exists on the Effective Date for an individual Channel, STI shall inform AT&T of the cost variance and the parties shall work together to determine whether or not to increase or decrease the Hosting Fee set forth in Section 9.2 for such new Channel.
For example ***.
12.0 Signoff Sheet
IN WITNESS WHEREOF, this Agreement is executed by the duly authorized representatives of the Parties.

Synchronoss Technologies, Inc.		AT&T Services, Inc.
Signature:	/s/ Stephen G. Waldis	Signature:	/s/ AE Jones III

Name:	Stephen G. Waldis	Name:

Title:	President/CEO	Title:

Date:	1-12-09	Date:	1-9-09

Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Agreement No. SG021306.S.007
Attachment A-1
AT&T *** Pricing
1.0 Manual Processing Pricing Schedule
This Attachment A-1 shall be an Attachment to the OMC Contract. This Attachment provides the Manual Processing fees associated with the OMC Contract for the ***. The Manual Processing fees in this Attachment go into effect on the Effective Date of the OMC Contract. Modifications to any of the prices herein need to be in writing, and mutually agreed upon by both parties. Unless otherwise provided, capitalized terms shall have the same meaning ascribed to them in the OMC Contract.
1.1 Table 1 provides the fees associated with Manually Processing services in connection with order processing for Transactions for the ***.
Table 1: OMC AT&T Manual Processing Fees - *** Processing:

Service	AT&T	Service	Service Charge
Fee	System	Fee ID		Consumer		Cancelled
Type				1st Line	Each Addtl	Each Line of
Service ( LOS )

New Activation	***	*O1	Postpaid - Workflow Mgr	***	***	***

	***	O2	Prepaid - Workflow Mgr	***	***	***

New Activation	***	O3	Postpaid - Workflow Mgr	***	***	***

	***	O4	Prepaid - Workflow Mgr	***	***	***

Care Local Number Portability (LNP)	***	O5	Post Paid - Workflow Mgr	***	***	***

	***	O6	Prepaid - Workflow Mgr	***	***	***

Telegence Local Number Portability (LNP)	***	O7	Post Paid - Workflow Mgr	***	***	***

	***	O8	Prepaid - Workflow Mgr	***	***	***

Migration	***	O9	Service Fee - Workflow Mgr	***	***	***

	***	O10	Service Fee - Workflow Mgr	***	***	***

Upgrade Postpaid	***	O11	Service Fee - Workflow Mgr	***	***	***

	***	O12	Service Fee - Workflow Mgr	***	***	***

Accessory Only	***	O13	Service Fee Workflow Mgr	***	***	***

Feature Request	***	O14	Service Fee Workflow Mgr	***	***	***

	***	O15	Service Fee Workflow Mgr	***	***	***

Agent FTE/ Hourly Rate		O16	Hourly FTE Rate for Data Entry and Special Projects	***	***	***

* O = Manual Processing Fees in AT&T Back Office Systems
**Orders that are cancelled by any automated system and have no human STI touch would not incur a Manual Processing fee.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
Table 2 provides the fees associated with Manual Processing services in connection with processing automated/manual inbound and outbound calls for Transactions for the ***.
Table 2: OMC AT&T Manual Processing Fees — *** Processing:

Service Fee Type	Service Fee ID	Service Charge

			Consumer		Customer Svc
			1st Line	Each	1st Line	Each
				Addtl.		Addtl.

Inbound Call **	T1	Inbound calls Handled = Total calls answered by a live agent.	***	N/A	***	N/A

Outbound Call	T3	Telephony cost associated with outbound calls	***	N/A	***	N/A

Inbound Call Agent Call Handling Fee	T4	Hourly FTE rate for Inbound / Outbound Calls Processed	***	N/A	***	N/A

* T = *** Processing Fees
**Any manual work done with a Transaction billed as an Inbound Call shall not incur an Inbound Call Agent Call Handling Fee.
All IVR answered calls are included in the Technology Fee at no incremental charge.
Call Routing fees are included in the Technology Fee at no incremental charge.
2.0	Forecasting
       2.1 Forecast
AT&T will provide STI with a *** on or about the *** of each month setting forth AT&T’s automated and Manual Processing volume requirements for the following *** detailed by ***. If the forecast is not received *** after the *** of each *** STI will invoke the prior *** forecast.

In the event the actual volume for Manual Processing transactions for a given *** does not achieve ***% of the *** forecast or ***% of the *** forecast, whichever is greater then STI will invoice AT&T for the lower of a minimum *** fees equal to ***% of the *** or ***% of the *** forecasted Manual Processing transactions at the price per Transaction equal to *** for such Manual Processing transactions under Table 1 ***.

For example, ***.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
3.0	Pricing Assumptions
1.	STI and AT&T will meet once every *** to review and adjust the Manual Processing prices where appropriate.

2.	In the event that the time studies reveal a material change in Manual Processing costs, greater than ***%, both parties agree to review in detail the core reason for the change. In the event that a change is attributed to performance, then both parties will mutually agree if a change is warranted.

3.	STI anticipates Manually Processing additional Transaction types. The Manual Processing fees for these Transactions could be priced at a different rate. The fee for Manually Processing new Transactions would be determined by the complexity and processing rates associated with the Transaction. Fees for Manually Processing Transactions will be determined after a large enough sample size is processed by the ASP Solution and will be mutually agreed to in writing by both parties. During this period the parties must mutually agree on a price until an amendment to the Contract is completed with mutually agreed upon pricing and associated SLA and remedies.

4.	New Manual Processing not identified in Section 1.0 of this Attachment would be handled through a written change request. New Transactions will require an initial trial period that will produce a large enough sample size to price the fees for Manually Processing these Transactions. Service levels and remedies will not apply during the initial trial period, of a length to be mutually determined by the parties.

5.	STI anticipates the cancelled rate for Manually Processing Transactions not to exceed ***% of total Manual Processing Transaction volume. If the actual number of Manual Processing Transactions that are cancelled exceeds ***%, STI will charge AT&T the cancelled rate for the initial Manual Processing Transactions that are cancelled and the shipped/successful Manual Processing fee for those Transactions over such ***% threshold.

6.	Any modifications requested by AT&T that impact the configuration or processing methodology by STI may require adjustments to the Manual Processing fees herein. Upon receipt and review of AT&T’s modification request, STI shall inform AT&T of any proposed increase to the fees. AT&T will have the sole option of whether or not to move forward with its requested modification.
4.0	Operations Management Team
As part of the OMC Contract, STI will provide AT&T with Operations Management support. The dedicated team will provide AT&T with the following services:

Program Management:
Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality. Additional Program Management responsibilities include bringing new clients onto the ASP Solution.

Operations Management:
Responsibilities include credit, activation, and order fulfillment, transaction queue management, service level monitoring and reporting, staffing, IVR management, training, and interacting with B2C and B2B and Care teams to ensure seamless, high quality customer service for eCommerce customers.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
AT&T may adjust the number of FTEs on a *** basis. Adjustments to the resources must be communicated in writing *** before the start of the next ***. Table 3 reflects the schedule and fee for the Operations Management Team.

Table 3: Operations Management Team Schedule and Cost

Months/Qtr	FTEs	Price Per FTE	Total

***	***	***	***

5.0	Travel and Living Expenses

Travel and living expenses (e.g.: airfare, hotel, car, meal, phone) associated with the ASP Solution Services will be pre-approved and billed back to AT&T at cost, in accordance with the Reimbursable Expenses section of the MSA.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
Attachment A-2
AT&T *** Pricing
1.0  Processing Pricing Schedule
This Attachment A-2 shall be an Attachment to the OMC Contract. This Attachment provides the Manual Processing fees associated with the OMC Contract for the ***. The Manual Processing fees in this Attachment go into effect on the Effective Date of the OMC Contract. Modifications to any of the prices herein need to be in writing, and mutually agreed upon by both parties. Unless otherwise provided, capitalized terms shall have the same meaning ascribed to them in the OMC Contract.
1.1 Table 1 provides the fees associated with Manually Processing services in connection with order processing for Transactions for the ***.
Table 1: OMC AT&T Manual Processing Fees – Order Processing:**

Service	Cingular	Service	Service Charge
Fee	System	Fee ID		Business		Cancelled
Type				1st Line	Each Addtl.	Each Line of
Service ( LOS )
New Activation	***	*O1	Postpaid - Workflow Mgr	***	***	***
	***	O2	Prepaid - Workflow Mgr	***	***	***
New Activation	***	O3	Postpaid - Workflow Mgr	***	***	***
	***	O4	Prepaid - Workflow Mgr	***	***	***
Care Local Number Portability (LNP)	***	O5	Post Paid - Workflow Mgr	***	***	***
	***	O6	Prepaid - Workflow Mgr	***	***	***
Telegence Local Number Portability (LNP)	***	O7	Post Paid - Workflow Mgr	***	***	***
	***	O8	Prepaid - Workflow Mgr	***	***	***
Migration	***	O9	Service Fee - Workflow Mgr	***	***	***
	***	O10	Service Fee - Workflow Mgr	***	***	***
Upgrade Postpaid	***	O11	Service Fee - Workflow Mgr	***	***	***
	***	O12	Service Fee - Workflow Mgr	***	***	***
Accessory Only	***	O13	Service Fee Workflow Mgr	***	***	***
Feature Request	***	O14	Service Fee Workflow Mgr	***	***	***
	***	O15	Service Fee Workflow Mgr	***	***	***
Agent FTE/ Hourly Rate		O16	Hourly FTE Rate for Data Entry and Special Projects	***	***	***

* O = Processing Fees in AT&T Back Office Systems
** Orders that are cancelled by any automated system and have no human STI touch would not incur a manual cancelled processing fee.
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
Table 2 provides the fees associated with Manual Processing services in connection with processing automated/manual inbound and outbound calls for Transactions for the ***
Table 2: OMC AT&T Manual Processing Fees – *** Processing:**

	Service		Business
Service Fee Type	Fee ID*	Service Charge	1st Line	Each Addtl.
Inbound Call**	T1	Inbound calls Handled = Total calls answered by a live agent.	***	N/A
Outbound Call	T3	Telephony cost associated with outbound calls	***	N/A
Inbound Call Agent Call Handling Fee	T4	Hourly FTE rate for Inbound / Outbound Calls Processed	***	N/A

* T = *** Processing Fees
**Any manual work done with a Transaction billed as an Inbound Call shall not incur an Inbound Call Agent Call Handling Fee.
All IVR answered calls are included in the Technology Fee at no incremental charge.
Call Routing fees are included in the Technology Fee at no incremental charge.
2.0 Forecasting
2.1 Forecast
AT&T will provide STI with a *** forecast on or about the *** of each *** setting forth AT&T’s automated and Manual Processing volume requirements for the following *** detailed by ***. If the forecast is not received *** after the *** of each *** STI will invoke the prior *** forecast.
In the event the actual volume for Manual Processing Transactions for a given *** does not achieve ***% of the *** forecast or ***% of the *** forecast, whichever is greater, then STI will invoice AT&T for the lower of a minimum *** fees equal to ***% of the *** or ***% of the *** forecasted Manual Processing Transactions at the price per Transaction equal to *** for such Manual Processing Transactions under Table 1 ***.
For example, ***.
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
3.0  Pricing Assumptions
1.	STI and AT&T will meet once every *** to review and adjust the Manual Processing transaction prices where appropriate.

2.	In the event that the time studies reveal a material change in Manual Processing costs, greater than ***%, both parties agree to review in detail the core reason for the change. In the event that a change is attributed to performance, then both parties will mutually agree if a change is warranted.

3.	STI anticipates Manually Processing additional Transaction types. The Manual Processing fees for these Transactions could be priced at a different rate. The fee for Manually Processing new Transactions would be determined by the complexity and processing rates associated with the Transaction. Fees for Manually Processing Transaction will be determined after a large enough sample size is processed by the ASP Solution and will be mutually agreed to in writing by both parties. During this period the parties must mutually agree on a price until an amendment to the Contract is completed with mutually agreed upon pricing and associated SLA and remedies.

4.	New Manual Processing not identified in Section 1.0 of this Attachment would be handled through a written change request. New Transactions will require an initial trial period that will produce a large enough sample size to price the fees for Manually Processing these Transactions. Service levels and remedies will not apply during the initial trial period of a length to be mutually determined by the parties.

5.	STI anticipates the cancelled rate for Manually Processing Transactions not to exceed ***% of total Manual Processing Transaction volume. If the actual number of Manual Processing Transactions that are cancelled exceeds ***%, STI will charge AT&T the cancelled rate for the initial Manual Processing Transactions that are cancelled and the shipped /successful Manual Processing fee for those Transactions over such ***% threshold

6.	Any modifications requested by AT&T that impact the configuration or processing methodology by STI may require adjustments to the Manual Processing fees herein. Upon receipt and review of AT&T’s modification request, STI shall inform AT&T of any proposed increase to the fees. AT&T will have the sole option of whether or not to move forward with its requested modification.
4.0 Operations Management Team
As part of this OMC Contract, STI will provide AT&T with Operations Management support. The dedicated team will provide AT&T with the following services:
Program Management:
Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality. Additional Program Management responsibilities include bringing new clients onto the ASP Solution.
Operations Management:
Responsibilities include credit, activation, and order fulfillment, transaction queue management, service level monitoring and reporting, staffing, IVR management, training, and interacting with B2C and B2B and Care teams to ensure seamless, high quality customer service for eCommerce customers.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
AT&T may adjust the number of FTEs on a *** basis. Adjustments to the resources must be communicated in writing *** before the start of the next ***. Table 3 reflects the schedule and fee for the Operations Management Team.
Table 3: Operations Management Team Schedule and Cost

Months/Qtr	FTEs	Price Per FTE	Total
***	***	***	***

5.0 Travel and Living Expenses
Travel and living expenses (e.g.: airfare, hotel, car, meal, phone) associated with the ASP Solution Services will be pre-approved and billed back to AT&T at cost, in accordance with the Reimbursable Expenses section of the MSA.
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
Attachment B-1
AT&T *** SLA and Remedies
1.0	Service Level Requirements and Remedies

This Attachment B-1 is an Attachment to the OMC Contract. This Attachment provides the Service Level Requirements and Remedies associated with the Agreement for the ***.
1.1	Order/Transaction Cycle Time Service Level Requirements:
1.	***% of all Lines of Service (LOS) received by STI in a *** period will be entered into the AT&T defined system of record within the shipping cut off window.

2.	STI will not be responsible for failures to meet the Service Level Requirement for those lines of service that exceed the forecast by more than ***%.

3.	If any individual *** or *** is greater than ***% of the *** or *** forecasted average, then STI will apply best efforts in processing the Transactions that exceed the forecast by greater than ***%.

4.	Special events will be reviewed on an individual basis. AT&T and STI agree to meet and review special event requirements on as needed basis. STI will apply best efforts to fulfill special event request.
In the event the Service Level Requirement is not met in a given ***, STI will provide to AT&T the discount set forth on Table 1 each ***.

If the Service Level Requirement is exceeded in a given ***, STI will invoice AT&T the premium set forth in Table 1 each ***.
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representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
Table 1: Transaction Cycle Time Service Levels and Remedies for Manually Processed Orders Only

SLA ID**	Fulfillment Monthly SLA Index	*$-Discount (Credit) per Order
OC 1	***% - ***% of transactions submitted within shipping cut off ***	***% of Data Processing Expense
OC 2	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 3	***% – ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 4	***% transactions submitted within shipping cut off	No Penalties Apply
OC 5	*** % - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 6	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 7	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 8	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 9	Less than ***% of transactions submitted within shipping cut off	***% of Data Processing Expense, First ***
OC 10	Less than ***% of transactions submitted within shipping cut off	***% of Data Processing Expense, Second consecutive ***

*Remedies will be applied *** and apply to the total *** invoiced amount from tables 1 and 2 of Attachment A-1.
** Order Cycle Time SLA
*** Shipping cut-off is defined as *** for orders received before *** that same day.
In calculating the above Order Cycle Time SLA, only those Orders that require ***% Manual Processing shall be included in such calculation.
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Agreement No. SG021306.S.007
     1.2 Order/Transaction Quality Processing Service Level Requirements for Manually Processeded Orders Only:
1.	***% of LOS received by STI in a *** period will be entered by STI correctly into the order entry and billing systems of record as it was received by STI’s Order Gateway . Orders that deviate from AT&T eCommerce Shipped As Ordered (SAO) policy will be excluded from the SLA and remedies in this document.

2.	STI will not be responsible for failure to enter data for reasons outside of STI’s control; including and without limitation due to inaccurate data provided by AT&T client applications or AT&T IT systems.

3.	STI will audit a statistical valid sample size on a *** basis to assess the quality levels. This information will be provided to AT&T leadership on an agreed to schedule

4.	The manual QA process will be augmented by a systematic “Shipped as Ordered” assessment approach, when available, that will target an audit of ***% LOS/day.

5.	Transactions that are not received through the ASP Solution will not be eligible for SLA’s and Remedies.
In the event the Service Level Requirement is not met in a given ***, STI will provide to AT&T the discount set forth below in Table 2 on a *** basis.
If the Service Level Requirement is exceeded by STI in a given ***, STI will invoice AT&T the premium set forth below in Table 2 on a *** basis.
Table 2: Order/Transaction Quality Processing Service Levels and Remedies for Manually Processed Orders Only.

SLA ID**	*Monthly SLA Index	*$Discount (Credit) per Order
OQ 1	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 2	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 3	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 4	***% of LOS will be submitted accurately	No Penalties Apply
OQ 5	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 65	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 7	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 8	***% of LOS will be submitted accurately	***% of Data Processing Expense, First ***
OQ 9	***% of LOS will be submitted accurately	***% of Data Processing Expense, Second consecutive ***

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representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
*Remedies will be applied *** and apply to the total *** invoiced amount from tables 1 and 2 of Attachment A-1.
**Order Quality Service Level
In calculating the above Order Quality Service Level SLA, only those Orders that require ***% Manual Processing shall be included in such calculation.
1.3 Inbound Call Handling Service Levels Requirements
1.	STI will not be responsible for failures to meet the Service Level Requirement for any specific day when calls exceed the *** forecast by more than ***%. In this event, these specific *** will be excluded from the *** assessment.

2.	ASA – Average Speed of Answer by a live agent (excludes IVR time)

3.	Abandon Calls – Percent of OMC offered calls abandoned
Table 3: Inbound Call Handling Service Levels

SLA ID*	Service Level Category	Service Level
IC 1	Abandon Rate	Less Than ***% of all calls offered in a given *** will be abandoned
IC 2	*** Average Speed of Answer (ASA)	***% of calls offered to an agent will be answered in less than *** by a live agent, during the normal inbound call operating hours per ***.
IC 3	*** ASA (as measured by normal daily operating business hours)	***% of the hours within the normal daily business operating hours for inbound calls, will have an ASA of less than ***

* IC = Inbound Call Service Level
STI and AT&T will meet no less than once every *** to review and modify the call types, SLA and remedies where appropriate.
2.0	ASP Platform Service Levels and Remedies
2.1	STI Order Gateway and Workflow Manager Availability
System Availability:
The Order Gateway and Workflow Manager is available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) 24 hours a day, 7 days per week excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the parties and 2) STI written requests to customer for any unscheduled maintenance outage periods, if needed.
ASP Platform Service Levels:
1. Order Gateway and associated workflow processes - ***% system up time
2. Email Service - ***% system up time
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Agreement No. SG021306.S.007
3. Workflow Manager - ***% system up time
4. Scheduled system processes e.g., Fedx Tracker job - ***% system uptime
5. Reporting Platform - ***% system up time
Service Level Measurement Process:
1.	Statistics used to determine downtime are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.	ASP Platform Service level attainment is reviewed on a *** basis. All statistics from STI’s monitoring suite are reviewed and dowtime recorded for that *** is summarized for each funtional area of the ASP platform (e.g. gateway, email, workflow etc.)

3.	Anytime the Order Gateway under a Normal Transaction Flow (as defined in Section 3.0 below) responds to no Transactions within *** of its receipt by the Order Gateway outside the network and server downtimes and scheduled outages will also be included in the downtime calculation. For example, ***.

4.	STI assumes that the *** and *** transaction volume will not exceed the forecast by more than ***%. Volume in excess of this amount will exempt STI from these SLA and remedies for the affected period. Requirements for special events, e.g. bulk orders will be addressed on an individual basis.

5.	Functional area outages are determined using the guidelines in the tables below:
Table 4: STI System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• All gateway application servers are down • Gateway cannot process client transactions and “nacks” all messages to the gateway
Email Service	• All email bridgehead/relay servers are down • No messages are forwarded from STI email service
Workflow Manager	• All workflow manager servers are down • Greater than ***% of end-users/agents cannot access workflow mgr
Reporting Platform	An outage will be recorded if any one of the following occurs:

•   Real time reporting application is unavailable or is not updating on a scheduled basis

•   Hourly reports are not generated and delivered (for reasons other than an STI or AT&T email issue). Availability will be measured as a percentage of the overall number of reports generated on a monthly basis

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representatives, and Supplier except under written agreement by the contracting Parties.

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Agreement No. SG021306.S.007
ASP Platform Eligible for Remedies:
1. Order Gateway and associated workflow processes - ***% system up time
2. Email Service - ***% system up time
STI will calculate all downtime associated with both items listed above and provide one summary figure on a *** basis for overall availability. Failure to meet service levels will result in the remedies as defined in Table 5 below.
Table 5: STI System Availability Service Levels and Remedies

Service Level – System Availability	%-Discount (Credit) off Total
Quarterly Gateway Fee*
***% - ***%	***% Discount
***% - ***%	***% Discount
***% - ***%	***% Discount
Less Than ***%	***% Discount

* Discounts will be applied in the *** the penalty/remedy is realized
* SLA’s and remedies do not apply when STI, at the request of AT&T, bypasses the full testing cycle on a new release.
Table 6: Illustrative STI System Outage Calculation

Availability	Minutes of Unscheduled
Downtime/Per Month
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***

Table 7: AT&T System Availability Service Levels and Remedies

Service Level – System Availability	Remedy
AT&T System Outage for greater than *** in a *** period. This excludes scheduled maintenance	Synchronoss will apply the YTD historical shipped and cancelled ratio to ***% of the *** forecast.
AT&T Systems will be available for the published AT&T operating SLA’s	AT&T System outages that do not meet the published AT&T operating SLA’s will exclude STI from all Processing Remedies in ***

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representatives, and Supplier except under written agreement by the contracting Parties.

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*Credits accrued by STI as a result of AT&T System outages can be applied to remedies/penalties incurred by STI.
1.	Scheduled System Maintenance is excluded from all SLA System Availability calculations.

2.	Scheduled System Maintenance requires a written notice up to ***, but not less than *** notice to AT&T and STI Decision Makers, and their subsequent consent.
2.2 Description for e-Mail Manager
STI will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers. This infrastructure will operate within the following service levels:
1.	Dual mail relay servers to deliver ***% uptime

2.	Support *** email messages per day

3.	*** retention of all sent email messages

4.	Message sizes may not exceed *** or contain attachments
3.0	Order Gateway Performance Service Level Requirements (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to ***% of the Transactions for a Channel within *** of its receipt by the Order Gateway in any given *** provided such Transaction is in the documented format and has been submitted by AT&T per the published process documentation, and successfully pass STI’s Order Gateway Validations (as described below). AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from STI, to measure the results and determine if this SLA is met. AT&T and STI shall mutually agree on the format of such reports. Measurement will be based on ***. STI will comply with AT&T’s requests for data in accordance with the measurement. For purposes of the OMC Contract and the MSA ***.

Normal Transaction Flow means:
a.	The sending system emits a valid message for the activity desired per the agreed upon schema.

b.	The AT&T client is also sending messages at the rate both parties have determined acceptable for the Channel and via the agreed upon protocol.

c.	The customer’s systems are accepting and correctly processing responses from the STI platform.
During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.
Order Gateway Validations: Upon receipt of a message, the Order Gateway will validate the message against the specified schema for correctness. Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the STI system. If both of these activates are successful the Order is submitted for processing.
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This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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4.0	Hosting SLA
The following shall be the Hosting SLA’s for purposes of Section 8, Hosting of the OMC Contract. In determining whether the any of these Service Level Agreements have been met the same assumptions and processes set forth in Section 2 above and Section 6 below should be applied.
4.1	STI Order Gateway and Workflow Manager Availability:
1.	Order Gateway and associated workflow processes - ***% system up time
2.	Email Service - ***% system up time
3.	Workflow Manager - ***% system up time
4.	Housekeeping and other scheduled system processes e.g., Fedx Tracker job - ***% system uptime
5.	Reporting Platform – ***% system up time
5.0	Manual Processing SLA
The following shall be the Manual Processing SLA’s for purposes of Section 7.2 of the OMC Contract. In determining whether the any of these Service Level Agreements have been met the same assumptions and processes set forth in Section 1 above and Section 6 below should be applied
1.	***% of all Lines of Service (LOS) received by STI in a *** period will be entered into the AT&T defined system of record within the shipping cut off window.

2.	***% of LOS received by STI in a *** period will be entered by STI correctly into the order entry and billing systems of record as it was received by STI’s ASP Solution. Orders that deviate from AT&T eCommerce Shipped As Ordered (SAO) policy will be excluded from the SLA and remedies in this document.

3.	Inbound Call Handling Service Levels
a.	Less than ***% of all calls offered in a given month will be abandoned

b.	***% of calls offered to an agent will be answered in less than *** by a live agent, during the normal inbound call operating hours per business day.

c.	***% of the hours within the normal daily business operating hours for inbound calls, will have an ASA of less than ***
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representatives, and Supplier except under written agreement by the contracting Parties.

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6.	Assumptions
6.1 Methods and Procedures (M&P)
STI’s Order Management Center will adhere to AT&T’s approved Methods and Procedures (M&P). STI must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.
6.2 Security
In addition to any other obligations under the OMC Contract, STI in its ordinary course of business, from time to time but no less than every ***, will have an independent security audit evaluating its controls and procedures as it relates to all of its clients. Any material weaknesses which arise will be immediately corrected or otherwise disclosed to AT&T.
6.3	Remedies
1.	Service levels apply only to transactions that are received and processed through the Order Gateway and OMC.

2.	SLA and remedies do not apply when latency or system issues are experienced with AT&T or Third Party Vendor systems, e.g.: Care, Telegence, Siebel, NBO, Oracle, other Back Office Systems.

3.	Remedies not identified in this document may require further negotiation on the service price per transaction.

4.	AT&T must maintain Account Payable terms better than *** or all remedies are forfeited for that period.

5.	STI is not eligible for any bonus if any other of the Service Levels is missed for ***. Once Synchronoss is back within service levels the premium charge for exceeding SLA would apply.
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representatives, and Supplier except under written agreement by the contracting Parties.

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Attachment B-2
AT&T *** SLA and Remedies
1.0	Service Level Requirements and Remedies

This Attachment B-2 is an Attachment to the OMC Contract. This Attachment provides the Service Level Requirements and Remedies associated with the Agreement for the ***l.
1.1	Order/Transaction Cycle Time Service Level Requirements:
1.	***% of all Lines of Service (LOS) received by STI in *** period will be entered into the AT&T defined system of record within the shipping cut off window.

2.	STI will not be responsible for failures to meet the Service Level Requirement for those lines of service that exceed the forecast by more than ***%.

3.	If any individual *** or *** is greater than ***% of the *** or *** forecasted average, then STI will apply best efforts in processing the Transactions that exceed the forecast by greater than ***%.

4.	Special events will be reviewed on an individual basis. AT&T and STI agree to meet and review special event requirements on as needed basis. STI will apply best efforts to fulfill special event request.
In the event the Service Level Requirement is not met in a given ***, STI will provide to AT&T the discount set forth on Table 1 each ***.
If the Service Level Requirement is exceeded in a given ***, STI will invoice AT&T the premium set forth in Table 1 each ***.
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representatives, and Supplier except under written agreement by the contracting Parties.

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Table 1: Transaction Cycle Time Service Levels and Remedies for Manually Processed Orders

SLA ID**	Fulfillment Monthly SLA Index	*$-Discount (Credit) per Order
OC 1	***% - ***% of transactions submitted within shipping cut off ***	***% of Data Processing Expense
OC 2	***% – ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 3	***% – ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 4	***% transactions submitted within shipping cut off	No Penalties Apply
OC 5	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 6	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 7	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 8	***% - ***% of transactions submitted within shipping cut off	***% of Data Processing Expense
OC 9	Less than ***% of transactions submitted within shipping cut off	***% of Data Processing Expense, First Month
OC 10	Less than ***% of transactions submitted within shipping cut off	***% of Data Processing Expense, Second consecutive Month

*Remedies will be applied *** and apply to the total *** invoiced amount from tables 1 and 2 of Attachment A-1.
** Order Cycle Time SLA
*** Shipping cut-off is defined as *** for orders received before *** that same day.
In calculating the above Order Cycle Time SLA, only those Orders that require ***% Manual Processing shall be included in such calculation.
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     1.2 Order/Transaction Quality Processing Service Level Requirements for Manually Processed Orders Only:
1.	***% of LOS received by STI in a *** period will be entered by STI correctly into the order entry and billing systems of record as it was received by STI’s Order Gateway. Orders that deviate from AT&T eCommerce Shipped As Ordered (SAO) policy will be excluded from the SLA and remedies in this document.

2.	STI will not be responsible for failure to enter data for reasons outside of STI’s control; including and without limitation due to inaccurate data provided by AT&T client applications or AT&T IT systems.

3.	STI will audit a statistical valid sample size on a *** basis to assess the quality levels. This information will be provided to AT&T leadership on an agreed to schedule

4.	The manual QA process will be augmented by a systematic “Shipped as Ordered” assessment approach, when available, that will target an audit of ***% LOS/day.

5.	Transactions that are not received through the ASP Solution will not be eligible for SLA’s and Remedies.
In the event the Service Level Requirement is not met in a given ***, STI will provide to AT&T the discount set forth below in Table 2 on a *** basis.
If the Service Level Requirement is exceeded by STI in a given ***, STI will invoice AT&T the premium set forth below in Table 2 on a *** basis.
Table 2: Order/Transaction Quality Processing Service Levels and Remedies for Manually Processed Orders Only

SLA ID**	*Monthly SLA Index	*$Discount (Credit) per Order
OQ 1	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 2	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 2	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 3	***% of LOS will be submitted accurately	No Penalties Apply
OQ 4	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 5	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 6	***% - ***% of LOS will be submitted accurately	***% of Data Processing Expense
OQ 7	*** % of LOS will be submitted accurately	***% of Data Processing Expense, First Month
OQ 8	*** % of LOS will be submitted accurately	***% of Data Processing Expense, Second consecutive Month

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*Remedies will be applied monthly and apply to the total *** invoiced amount from tables 1 and 2 of Attachment A-1.
**Order Quality Service Level
In calculating the above Order Quality Service Level SLA, only those Orders that require ***% Manual Processing shall be included in such calculation.
1.3	Inbound Call Handling Service Levels Requirements
1.	STI will not be responsible for failures to meet the Service Level Requirement for any specific day when calls exceed the *** forecast by more than ***%. In this event, these specific days will be excluded from the monthly assessment.

2.	ASA – Average Speed of Answer by a live agent (excludes IVR time)

3.	Abandon Calls – Percent of OMC offered calls abandoned
Table 3: Inbound Call Handling Service Levels

SLA ID*	Service Level Category	Service Level
IC 1	Abandon Rate	Less Than ***% of all calls offered in a given *** will be abandoned
IC 2	*** Average Speed of Answer (ASA)	***% of calls offered to an agent will be answered in less than *** by a live agent, during the normal inbound call operating hours per business day.
IC 3	*** ASA (as measured by normal daily operating business hours)	***% of the hours within the normal daily business operating hours for inbound calls, will have an ASA of less than ***

* IC = Inbound Call Service Level
STI and AT&T will meet no less than once every *** to review and modify the call types, SLA and remedies where appropriate.
2.0	ASP Platform Service Levels and Remedies
2.1	STI Order Gateway and Workflow Manager Availability
System Availability:
The Order Gateway and Workflow Manager is available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) 24 hours a day, 7 days per week excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the parties and 2) STI written requests to customer for any unscheduled maintenance outage periods, if needed.
ASP Platform Service Levels:
1.	Order Gateway and associated workflow processes – ***% system up time
2.	Email Service - ***% system up time
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3.	Workflow Manager - ***% system up time
4.	Scheduled system processes e.g., Fedx Tracker job - ***% system uptime
5.	Reporting Platform – ***% system up time
Service Level Measurement Process:
1.	Statistics used to determine downtime are collected using a suite of network and application monitoring tools as well as data collected by the application itself.
2.	ASP Platform Service level attainment is reviewed on a *** basis. All statistics from STI’s monitoring suite are reviewed and dowtime recorded for that *** is summarized for each funtional area of the ASP platform (e.g. gateway, email, workflow etc.)
3.	Anytime the Order Gateway under a Normal Transaction Flow (as defined in Section 3.0 below) responds to no Transactions within *** of its receipt by the Order Gateway oustide the network and server downtimes and scheduled outages will also be included in the downtime calculation. For example, for *** the Order Gateway responds to no Transactions within ***, such *** shall be included in the calculation of downtime.

4.	STI assumes that the *** and *** transaction volume will not exceed the forecast by more than ***%. Volume in excess of this amount will exempt STI from these SLA and remedies for the affected period. Requirements for special events, e.g. bulk orders will be addressed on an individual basis.

5.	Functional area outages are determined using the guidelines in the tables below:
Table 4: STI System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• All gateway application servers are down
• Gateway cannot process client transactions and “nacks” all messages to the gateway
Email Service	• All email bridgehead/relay servers are down
• No messages are forwarded from STI email service
Workflow Manager	• All workflow manager servers are down
• Greater than ***% of end-users/agents cannot access workflow mgr
Reporting Platform	An outage will be recorded if any one of the following occurs:
• Real time reporting application is unavailable or is not updating on a scheduled basis

•   Hourly reports are not generated and delivered (for reasons other than an STI or AT&T email issue). Availability will be measured as a percentage of the overall number of reports generated on a monthly basis

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ASP Platform Eligible for Remedies:
1. Order Gateway and associated workflow processes - ***% system up time
2. Email Service - ***% system up time
STI will calculate all downtime associated with both items listed above and provide one summary figure on a *** basis for overall availability. Failure to meet service levels will result in the remedies as defined in Table 5 below.
Table 5: STI System Availability Service Levels and Remedies

Service Level – System Availability	%-Discount (Credit) off Total Quarterly
Gateway Fee*
***% - ***%	***% Discount
***% - ***%	***% Discount
***% - ***%	***% Discount
Less Than ***%	***% Discount

* Discounts will be applied in the *** the penalty/remedy is realized
* SLA’s and remedies do not apply when STI, at the request of AT&T, bypasses the full testing cycle on a new release.
Table 6: Illustrative STI System Outage Calculation

Availability	Minutes of Unscheduled
Downtime/Per Month
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***
***%	***

Table 7: AT&T System Availability Service Levels and Remedies

Service Level – System Availability	Remedy
AT&T System Outage for greater than *** in a *** period. This excludes scheduled maintenance	Synchronoss will apply the YTD historical shipped and cancelled ratio to ***% of the *** forecast.

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AT&T Systems will be available for the published AT&T operating SLA’s	AT&T System outages that do not meet the published AT&T operating SLA’s will exclude STI from all Processing Remedies in ***

*Credits accrued by STI as a result of AT&T System outages can be applied to remedies/penalties incurred by STI.
1.	Scheduled System Maintenance is excluded from all SLA System Availability calculations.

2.	Scheduled System Maintenance requires a written notice up to ***, but not less than *** notice to AT&T and STI Decision Makers and their subsequent consent.
2.2	Description for e-Mail Manager
STI will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers. This infrastructure will operate within the following service levels:
1.	Dual mail relay servers to deliver ***% uptime

2.	Support *** email messages per day

3.	*** retention of all sent email messages

4.	Message sizes may not exceed *** or contain attachments
3.0	Order Gateway Performance Service Level Requirements (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to ***% of the Transactions for a Channel within *** of its receipt by the Order Gateway in any given month provided such Transaction is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass STI’s Order Gateway Validations (as described below). AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from STI, to measure the results and determine if this SLA is met. AT&T and STI shall mutually agree on the format of such reports. Measurement will be based on ***. STI will comply with AT&T’s requests for data in accordance with the measurement. For purposes of the OMC Contract and the MSA, ***.

Normal Transaction Flow means:
a.	The sending system emits a valid message for the activity desired per the agreed upon schema.

b.	The AT&T client is also sending messages at the rate both parties have determined acceptable for the Channel and via the agreed upon protocol.

c.	The customer’s systems are accepting and correctly processing responses from the STI platform.
During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.
Order Gateway Validations: Upon receipt of a message, the Order Gateway will validate the message against the specified schema for correctness. Additional security, database and business
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logic analysis will be performed to ensure the message can and should be processed by the STI system. If both of these activates are successful the Order is submitted for processing.
4.0	Hosting SLA
The following shall be the Hosting SLA’s for purposes of Section 8, Hosting of the OMC Contract. In determining whether the any of these Service Level Agreements have been met the same assumptions and processes set forth in Section 2 above and Section 6 below should be applied.
4.1 STI Order Gateway and Workflow Manager Availability:
1.	Order Gateway and associated workflow processes - ***% system up time

2.	Email Service - ***% system up time

3.	Workflow Manager - ***% system up time

4.	Housekeeping and other scheduled system processes e.g., Fedx Tracker job - ***% system uptime

5.	Reporting Platform - ***% system up time
5.0	Manual Processing SLA
The following shall be the Manual Processing SLA’s for purposes of Section 7.2 of the OMC Contract. In determining whether the any of these Service Level Agreements have been met the same assumptions and processes set forth in Section 1 above and Section 6 below should be applied.
1.	***% of all Lines of Service (LOS) received by STI in a one-month period will be entered into the AT&T defined system of record within the shipping cut off window.

2.	***% of LOS received by STI in a one-month period will be entered by STI correctly into the order entry and billing systems of record as it was received by STI’s ASP Solution. Orders that deviate from AT&T eCommerce Shipped As Ordered (SAO) policy will be excluded from the SLA and remedies in this document.

3.	Inbound Call Handling Service Levels
a.	Less than ***% of all calls offered in a given month will be abandoned

b.	***% of calls offered to an agent will be answered in less than *** by a live agent, during the normal inbound call operating hours per business day.

c.	***% of the hours within the normal daily business operating hours for inbound calls, will have an ASA of less than ***
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6.0	Assumptions
     6.1 Methods and Procedures (M&P)
STI’s Order Management Center will adhere to AT&T’s approved Methods and Procedures (M&P). STI must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.
     6.2 Security
In addition to any other obligations under the OMC Contract, STI in its ordinary course of business, from time to time but no less than every ***, will have an independent security audit evaluating its controls and procedures as it relates to all of its clients. Any material weaknesses which arise will be immediately corrected or otherwise disclosed to AT&T.
     6.3 Remedies
1.	Service levels apply only to transactions that are received and processed through the Order Gateway and OMC.

2.	SLA and remedies do not apply when latency or system issues are experienced with AT&T or Third Party Vendor systems, e.g.: Care, Telegence, Siebel, NBO, Oracle, other Back Office Systems.

3.	Remedies not identified in this document may require further negotiation on the service price per transaction.

4.	AT&T must maintain Account Payable terms better than *** or all remedies are forfeited for that period.

5.	STI is not eligible for any bonus if any other of the Service Levels is missed for ***. Once Synchronoss is back within service levels the premium charge for exceeding SLA would apply.
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